Related party transaction	6 Months Ended
Jun. 30, 2024
Related party transaction
Related party transaction

16. Related party transaction

The Company has a joint venture agreement with the University of Colorado Anschutz Medical Campus and UCHealth as a separate legal entity, OncoVerity, Inc. The Company contributed $13 million in 2023 towards the joint venture to fund its operations. The share of net loss resulting from investment in joint ventures is presented in the unaudited condensed consolidated statements of profit or loss and other comprehensive income (loss) in line “Loss from investment in joint ventures”.

During the six months ended June 30, 2024 a total of 98,306 stock options and 36,365 restricted stock units were granted to senior management members as a group. During the six months ended June 30, 2024 a total of 10,118 restricted stock units were granted to non-executive board members.